Exhibit 99.2
EARNINGS PRESENTATION Q1 2023 NASDAQ: ALRS Alerus

1 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management’s long-term performance goals and the future plans and prospects of Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risks associated with our business, including the effects of recent and anticipated rate increases by the Federal Reserve; our ability to successfully manage credit risk and maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards, including as a result of the implementation of the new Current Expected Credit Loss Standard; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including continued rising rates of inflation; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank and Signature Bank that resulted in the failure of those institutions; the overall health of the local and national real estate market; concentrations within our loan portfolio; the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of Metro Phoenix Bank which we acquired in 2022; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid technological change in the financial services industry; increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us or to which we may become subject; potential impairment to the goodwill we recorded in connection with our past acquisitions, including the acquisition of Metro Phoenix Bank; the extensive regulatory framework that applies to us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank and Signature Bank; fluctuations in the values of the securities held in our securities portfolio, including as a result of rising interest rates, which has resulted in unrealized losses in our portfolio; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather, natural disasters, widespread disease or pandemics, such as the COVID-19 global pandemic; acts of war or terrorism, including the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; developments and uncertainty related to the future use and availability of some reference rates, such as the expected discontinuation of the London Interbank Offered Rate, as well as the development and implementation of other alternative reference rates; changes to U.S. or state tax laws, regulations and guidance, including the new 1.0% excise tax on stock buybacks by publicly traded companies; talent and labor shortages and employee turnover; our success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of the reports filed by Alerus Financial Corporation with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent. Miscellaneous Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. DISCLAIMERS

2 Retirement and Benefit Revenue 31.2% Wealth Management Revenue 9.9% Mortgage Revenue 6.6% Banking Fees and Other Income 3.6% Net Interest Income 48.7% FOR THE TWELVE MONTHS ENDED MARCH 31, 2023 Noninterest income: $107.0 million Net interest income: $101.7 million $31.9 $34.2 $36.7 $32.1 $33.4 2019 2020 2021 2022 Q1 2023 OUR MISSION ▪ To positively impact our clients’ financial potential-through holistic guidance, unparalleled service, and engaging technology. COMPANY PROFILE Data as of 3/31/2023. DIVERSIFIED REVENUE STREAM ASSET GROWTH ($ IN BILLIONS) Banking Assets Retirement and Benefits AUA/AUM Wealth Management AUA/AUM $3.1 $3.3 $4.0 $3.6 $3.7 2019 2020 2021 2022 Q1 2023 NONINTEREST INCOME AS A % OF REVENUE: 51.3% DIVERSIFIED FINANCIAL SERVICES COMPANY ▪ $3.9 billion Banking assets ▪ $33.4 billion Retirement and Benefits AUA/AUM ▪ $3.7 billion Wealth Management AUA/AUM ▪ $77.7 million in Mortgage Originations YTD ALERUS BUSINESS LINES ▪ Banking ▪ Retirement and Benefits ▪ Wealth Management ▪ Mortgage $2.4 $3.0 $3.4 $3.8 $3.9 2019 2020 2021 2022 Q1 2023

3 A BIG COMPANY MODEL WITH SMALL COMPANY EXECUTION OUR DIVERSE BUSINESS LINES Revenue data LTM as of 3/31/2023. TRUSTED ADVISOR BANKING WEALTH MANAGEMENT • Residential mortgage lending • Residential construction lending • Home equity/second mortgages • Advisory services • Trust and fiduciary services • Investment management • Insurance planning • Financial planning • Education planning • Retirement plan administration and recordkeeping • Retirement plan investment advisory • Health and welfare administration COMMERCIAL BANKING • Commercial and commercial real estate lending • Small business lending • Treasury management • Deposit services CONSUMER BANKING • Private banking • Deposit products and services • Consumer lending MORTGAGE RETIREMENT AND BENEFITS 31% of Revenue 7% of Revenue 10% of Revenue 52% of Revenue

4 FRANCHISE FOOTPRINT FULL-SERVICE BANKING OFFICES Alerus offers banking, retirement and benefits, mortgage and wealth management services at all full-service banking offices ▪ Grand Forks, ND: 4 full-service banking offices ▪ Fargo, ND: 3 full-service banking offices ▪ Twin Cities, MN: 6 full-service banking offices ▪ Phoenix, AZ: 3 full-service banking offices RETIREMENT AND BENEFITS SERVICES OFFICES ▪ 1 office in Minnesota ▪ 1 office in Michigan ▪ 1 office in Colorado ▪ Serve clients in all 50 states through retirement plan services DIVERSIFIED CLIENT BASE ▪ 38,200 consumer clients ▪ 16,700 commercial clients ▪ 8,100 employer-sponsored retirement plans Data as of 3/31/2023. ▪ 389,100 employer-sponsored retirement plan participants ▪ 70,300 health savings account participants ▪ 39,000 flexible spending account/health reimbursement arrangement participants

5 STRONG GROWTH MARKETS AND STABLE CORE FUNDING MARKET DISTRIBUTION LOANS $2,452 DEPOSITS $3,032 ARB ASSETS UNDER ADMIN/MGMT. $33,404 WM ASSETS UNDER ADMIN/MGMT. $3,676 MORTGAGE ORIGINATIONS $78 (DOLLARS IN MILLIONS) Data as of 3/31/2023. LEGEND 30.2% 53.2% 16.6% 40.5% 23.5% 11.0% 25.0% 5.2% 89.1% 5.7% 72.7% 11.0% 3.4% 12.9% 9.2% 13.2% 77.6% North Dakota Minnesota Arizona National Synergistic

6 ONE ALERUS REINVENTION OF PROCESSES We consistently seek new ways to enhance efficiencies and improve scalability TAILORED ADVICE We strive to provide each client with a primary point of contact — a trusted advisor — who deals with individual needs and integrates other department’s expertise when necessary SYNERGISTIC GROWTH Deposits sourced from our retirement and benefits division totaled $758.0 million as of March 31, 2023 Cumulative rollovers have added $1.2 billion of assets under management Residential real estate first mortgages totaled $698.0 million in the first quarter TECHNOLOGY INVESTMENT We have proactively invested in technology to further our goal to effectively integrate all departments and business lines These investments allow for digital and proactive engagement with clients DIVERSIFIED SERVICES We provide comprehensive products and services to clients including banking, mortgage, wealth management, and retirement and benefits ONE ALERUS STRATEGY Our collaborative One Alerus culture brings our product and service offerings to clients in a cohesive and seamless manner. We believe One Alerus enables us to achieve future organic growth through client acquisition, retention and expansion to provide strong returns to our stockholders and employees through our ESOP. CULTURE + BUSINESS MODEL = SUSTAINED TOP TIER SHAREHOLDER RESULTS ONE ALERUS

STRATEGIC GROWTH

To supplement our strong organic growth, we have executed 25 acquisitions throughout the history of our company across all business lines:

2000
REBRANDED TO ALERUS

2002
Acquired a branch from BNC National Bank (Fargo, ND)

2003
Acquired Pension Solutions, Inc. (St. Paul, MN)
The catalyst to the Retirement Division

2006
OPENED A TRUST AND INVESTMENT OFFICE (TWIN CITIES)
Acquired Stanton Trust Company (Minneapolis, MN)

2007
EXPANDED TO MINNESOTA MARKET
OPENED A BUSINESS BANKING OFFICE (MINNETONKA, MN)
Acquired Acclaim Benefits, Inc. (Minneapolis, MN)
Acquired Stanton Investment Advisors (Minneapolis, MN)

2009
EXPANDED TO ARIZONA MARKET
OPENED A BUSINESS BANKING OFFICE (SCOTTSDALE, AZ)
Acquired retirement plan practice of Eide Bailly, LLP (Minneapolis, MN)
Acquired Prosperan Bank (Twin Cities, MN)
Acquired deposits from BankFirst (Minneapolis, MN)
Acquired Residential Mortgage Group (Minnetonka, MN)

2011
Acquired selected loans and deposits (in MN) and a branch (in AZ) from BNC National Bank

2012
EXPANDED TO MICHIGAN
Acquired PensionTrend, Inc. and PensionTrend Investment Advisers, LLC (Okemos, MI)

2013
Acquired Tegrit Administrators, LLC

2014
Acquired Private Bank Minnesota (Minneapolis, MN)
Acquired Retirement Alliance, Inc. (Manchester, NH)

2015
Acquired Interactive Retirement Systems, Ltd. (Bloomington, MN)

2016
Acquired Beacon Bank (Shorewood, Excelsior, Eden Prairie and Duluth, MN)
Acquired Alliance Benefit Group North Central States, Inc. (Albert Lea and Eden Prairie, MN)

2017
LAUNCHED ONE ALERUS STRATEGIC GROWTH PLAN

2019
COMPLETED INITIAL PUBLIC OFFERING (IPO)

2020
EXPANDED TO COLORADO
Acquired Retirement Planning Services, Inc. (Littleton, CO)

2022
Acquired Metro Phoenix Bank (Phoenix, AZ)

7
ALERUS

8 ▪ Diversified client base consists of 38,200 consumers clients, 16,700 commercial clients and over 389,100 employer-sponsored retirement and benefit plan participants ▪ Harness product synergies unavailable to traditional banking organizations ▪ Capitalize on strategic opportunities to grow in our existing markets or new markets ▪ Acquisition targets include banks and nationwide fee income companies with complementary business models, cultural similarities, synergy and growth opportunities ▪ Recruit top talent to accelerate growth in our existing markets or jumpstart our entrance into new markets ▪ Market disruption caused by M&A activity provides lift-out opportunities ▪ Purpose driven organization with a recognizable mission for clients, employees, and stakeholders ▪ Proactively position ourselves as an acquirer and employer of choice ▪ Invested in one of the leading marketing automation technologies ▪ Provide secure and reliable technology that meets evolving client expectations ▪ Integrate our full product and service offerings through our fast-follower strategy KEY STRATEGIC INITIATIVES GROWING THE ALERUS FRANCHISE LEVERAGE OUR EXISTING CLIENT BASE EXECUTE STRATEGIC ACQUISITIONS PURSUE TALENT ACQUISITION ENHANCE BRAND AWARENESS STRENGTHEN AND BUILD INFRASTRUCTURE ▪ Collaborative leadership team focused on growing organically by deepening relationships with existing clients through our expansive services ▪ Diversified business model focused on bringing value to the client through advice and specialty solutions to help clients grow ORGANIC GROWTH “ONE ALERUS”

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and Chief Executive Officer
6 years with Alerus



AL VILLALON
Executive Vice President and Chief Financial Officer
Joined Alerus in 2022



JIM COLLINS
Executive Vice President and Chief Banking and Revenue Officer
Joined Alerus in 2022



KARIN TAYLOR
Executive Vice President and Chief Risk Officer
5 years with Alerus



MISSY KENEY
Executive Vice President and Chief Engagement Officer
18 years with Alerus



JON HENDRY
Executive Vice President and Chief Technology Officer
39 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



KEVIN LEMKE
Since 1994
President
Virtual Systems, Inc.



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



MICHAEL MATHEWS
Since 2019
Former CIO, Deluxe Corporation
Former SVP – Technology and Enterprise Programs, UnitedHealth Group



JANET ESTEP
Since 2021
Former President and CEO, Nacha
Former EVP, US Bank Transaction Division
Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors
Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.

9
ALERUS

10 FIRST QUARTER HIGHLIGHTS

11 DIVERSIFIED BUSINESS MODEL STRENGTHENS FORTRESS BALANCE SHEET SAFETY AND STABILITY STRONG CAPITAL Common Equity Tier 1 Ratio 13.3% Tangible Common Equity Ratio 7.6% CONSERVATIVE CREDIT Nonperforming Assets to Total Assets 0.05% Non-Owner Occupied CRE Office Exposure Equal to 3.9% (no exposure to Central Business Districts) SUPERIOR LIQUIDITY Total Available Liquidity $2.2 Billion Total Available Liquidity to Uninsured Not Collateralized Deposits 286% HIGH DEPOSIT QUALITY Uninsured Not Collateralized 25.1% of Total Deposits Synergistic Deposits $758 million (25% of Total Deposits)

12 ▪ Reported net income of $8.2 million for the first quarter of 2023, or $0.40 per diluted common share. ▪ Loans increased $42.6 million, or 1.7%, compared to the end of the fourth quarter of 2022 primarily due to increases of $52.7 million in commercial real estate loans. ▪ Deposits increased $116.5 million, or 4.0%, compared to the end of the fourth quarter of 2022 primarily due to an increase of $184.5 million in interest-bearing deposits. ▪ Net interest income was $23.7 million in the first quarter, a $3.3 million, or 12.3%, decrease from the fourth quarter of 2022 primarily driven by an increase in interest expense, partially offset by an increase in interest income. ▪ Adopted CECL on January 1, 2023. While our credit quality remains strong, we recorded $550 thousand in provision for credit losses due to loan growth, changing economic conditions and qualitative factors. ▪ Allowance for credit losses on loans was 1.41% of total loans compared to 1.27% at the end of fourth quarter of 2022. SUCCESS IS NEVER FINAL Q1 2023 SUMMARY

13 INCOME STATEMENT Q1 2023 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” (dollars and shares in thousands, except per share data) Net Interest Income $ 23,658 $ 26,964 $ 21,673 Provision for Credit Losses 550 — — Net Interest Income After Provision for Credit Losses 23,108 26,964 21,673 Noninterest Income 25,253 25,517 29,470 Noninterest Expense 37,869 37,948 38,071 Income Before Income Taxes 10,492 14,533 13,072 Income Tax Expense 2,306 3,624 2,888 Net Income $ 8,186 $ 10,909 $ 10,184 Per Common Share Data Earnings Per Common Share - Diluted $ 0.40 $ 0.53 $ 0.57 Diluted Average Common Shares Outstanding 20,246 20,232 17,500 Performance Ratios Return on Average Total Assets 0.88% 1.17% 1.26 % Return on Average Tangible Common Equity (1) 12.58% 16.63% 14.72 % Noninterest Income as a % of Revenue 51.63% 48.62% 57.62 % Net Interest Margin (Tax-Equivalent) 2.70% 3.09% 2.83 % Efficiency Ratio (1) 74.53% 69.62% 72.25 % Three months ended 2023 March 31, December 31, 2022 March 31, 2022

14 PERFORMANCE RATIOS 1 – Represents a non-GAAP Financial measure. See “Non-GAAP Disclosure Reconciliation.” 2 – Rates have been annualized 1.26% 1.17% 0.88% Q1 2022 Q4 2022 Q1 2023 Return on Average Assets(2) 14.72% 16.63% 12.58% Q1 2022 Q4 2022 Q1 2023 Return on Average Tangible Common Equity(1)/(2) $16.07 $14.37 $14.50 Q1 2022 Q4 2022 Q1 2023 Tangible Book Value per Share(1)

15 KEY BALANCE SHEET ITEMS DOLLARS IN MILLIONS $1,768.2 $2,359.8 $2,457.2 Q1 2022 Q4 2022 Q1 2023 Average Loans $1,985.4 $2,092.1 $2,143.9 $831.4 $870.9 $789.1 $2,816.8 $2,963.0 $2,933.0 Q1 2022 Q4 2022 Q1 2023 Average Deposits Interest-Bearing Deposits Non-Interest Bearing Deposits Average 4.1% Linked Quarter Loans 39.0% Year-over-year Average (1.0)% Linked Quarter Deposits 4.1% Year-over-year

16 1.39% 1.73% 1.80% 1.27% 1.41% 0.00% 0.40% 0.80% 1.20% 1.60% 2.00% 2019 2020 2021 2022 Q1 2023 306% 674% 1,437% 821% 1,657% 00% 200% 400% 600% 800% 1,000% 1,200% 1,400% 1,600% 1,800% 2019 2020 2021 2022 Q1 2023 0.33% 0.17% 0.09% 0.10% 0.05% 0.00% 0.20% 0.40% 0.60% 0.80% 2019 2020 2021 2022 Q1 2023 ASSET QUALITY AND RESERVE LEVELS OVERVIEW NPA / ASSETS (%) RESERVES / NPL (%) RESERVES / LOANS (%) ▪ Solid asset quality based on low levels of nonperforming assets. ▪ Strong reserve levels as criticized loans remain at historically low levels. ▪ Strong credit quality as evidenced by historic net charge-off ratio of 27 bps, dating back 25 years. NCO/ Avg Loans 0.33% 0.03% (0.04)% 0.02% 0.03%

17 NonInterest-Bearing Deposits 26.2% Interest-Bearing Demand Deposits 21.3% Money Market & Savings 38.7% HSA Deposits 5.7% Time Deposits 8.1% STRONG CORE FUNDING MIX ▪ Commercial transaction accounts totaled $1.4 billion and increased 9.0% YoY. Consumer transaction accounts totaled $659.3 million and decreased 13.3% YoY. ▪ Synergistic deposits, including HSA deposits and those sourced through retirement plans and participants, totaled $758.0 million, with a YTD annualized cost of 2.15%. ▪ CD portfolio is primarily 6-month maturity CDs with over 50% held by clients for 10+ years. ▪ Stable deposit relationships with 23-year average tenure on 10 largest depositors. OVERVIEW AS OF MARCH 31, 2023 MARCH 31, 2023 DEPOSIT FUNDING ($3,032 MM) COST OF FUNDS INCREASING WITH SHORT-TERM RATES Data YTD as of 3/31/2023. 1.26% 1.72% 1.71% 0.00% 0.50% 1.00% 1.50% 2.00% Cost of Total Deposits Cost of Interest-Bearing Deposits Total Cost of Funds 2020 2021 2022 Q1 2023 CHECKING ACCOUNTS: 51.2% Commercial 37.2% Consumer 29.3% Synergistic 25.0% Public 8.5% MARCH 31, 2023 DEPOSIT COMPOSITION As of March 31, 2023, core deposits totaled $3.0 billion or 98% of our total deposits

18 DEPOSIT CHARACTERISTICS STRONG LIQUIDITY WELL IN EXCESS OF UNINSURED BALANCES 2 – Uninsured and not collateralized deposits represent those customer deposit balances over the current FDIC insurance limit of $250,000 that are not collateralized by other means such as pledged loans or pledged securities On Balance Sheet $0.8 $0.8 Off Balance Sheet $1.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Deposits Uninsured Available Liquidity Not Collateralized Uninsured and not Collateralized (2) 25.1% Uninsured but Collateralized 8.6% Uninsured Holding Company Deposits Held at Bank 2.6% Insured 63.7% UNINSURED VS INSURED UNINSURED VS LIQUIDITY INTEREST-BEARING VS NONINTEREST-BEARING NONINTEREST-BEARING THROUGH TIME $2,060.7 $1,854.7 $2,056.6 $2,054.5 $2,239.0 $831.6 $764.8 $905.2 $861.0 $793.0 $2,892.3 $2,619.5 $2,961.8 $2,915.5 $3,032.0 $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 $3,000.0 Q122 Q222 Q322 Q422 Q123 Interest-Bearing Deposits NonInterest-Bearing Deposits ($ in Millions) ($ in Billions) 15.0% 20.0% 25.0% 30.0% 35.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 FDIC - Industry Data (1) ALRS 1 – Source: FDIC

19 16.7% 16.8% 18.6% 16.5% 16.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2019 2020 2021 2022 Q1 2023 11.1% 9.2% 9.8% 11.3% 11.0% 12.9% 13.2% 15.1% 13.7% 13.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2019 2020 2021 2022 Q1 2023 Tier 1 Leverage Tier 1 Capital STRONG CAPITAL AND SOURCES OF LIQUIDITY COMMON EQUITY TIER 1 TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS TOTAL RISK BASED CAPITAL SOURCES OF LIQUIDITY Regulatory Capital Minimum to be considered well capitalized. Tier 1 Capital Leverage Regulatory Capital Minimum to be considered well capitalized. 12.5% 12.8% 14.7% 13.4% 13.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2019 2020 2021 2022 Q1 2023 ($ in thousands) Total Assets $ 3,886,773 Cash and cash equivalents $ 145,181 Unencumbered Securities (at Market Value) 642,999 Total On Balance Sheet Liquidity 788,180 FHLB Borrowing Capacity 560,326 Fed Funds Lines 107,000 Brokered CD's Capacity 777,355 Total Off Balance Sheet Liquidity 1,444,681 Total Liquidity as of 3/31/2023 $ 2,232,861

20 KEY REVENUE ITEMS DOLLARS IN THOUSANDS 1 – Other noninterest income consists of service charges on deposit accounts, interchange income and other noninterest income. $21,673 $26,964 $23,658 Q1 2022 Q4 2022 Q1 2023 Net Interest Income $17,646 $16,599 $15,482 $5,326 $5,144 $5,194 $4,931 $2,170 $1,717 $1,567 $1,604 $2,860 $29,470 $25,517 $25,253 Q1 2022 Q4 2022 Q1 2023 Noninterest Income Retirement and benefits Wealth management Mortgage banking Other(1) Net Interest (12.3%) Linked Quarter Income 9.2% Year-over-year Noninterest (1.0)% Linked Quarter Income (14.3)% Year-over-year

21 NET INTEREST MARGIN (NIM) LOAN YIELD(1)/NET INTEREST MARGIN(1) QUARTERLY HIGHLIGHTS AVERAGE EFFECTIVE FF RATE/COST OF FUNDS(1) 1 – Rates have been annualized for interim periods. Source: Federal Reserve. ▪ Loan yields increased as a result of an increase in the average rate received from loans compared to Q4 2022. ▪ Average loans increased $97.4 million compared to Q4 2022, primarily due to an increase of $78.2 million in average commercial loans. ▪ Net interest margin decreased 39 basis points, primarily due to a 78 basis point increase on the average rate paid on interest-bearing liabilities. ▪ Interest-bearing deposit rates increased 65 basis points primarily due to the rapid increase in short-term rates and heightened deposit competition. ▪ The rate paid on fed funds purchased and short-term borrowings increased 100 basis points as rates have risen. The average balance increased $105.3 million compared to Q4 2022. 2.16% 0.08% 1.68% 4.52% 0.51% 0.20% 0.51% 1.71% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 Q1 2023 Average effective FF rate Cost of funds 4.35% 4.14% 4.33% 5.10% 3.22% 2.90% 3.04% 2.70% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 Q1 2023 Loan yield NIM

NII AND LOAN FLOORS

VARIABLE RATE FLOORS BY INDEX

$ in Millions Index	Above the Floor	At the Floor	No Floor	Total	Total %
Prime	$ 308	$ 34	$ 164	$ 506	50.0%
1 Month LIBOR	–	–	144	144	14.2%
12 Month LIBOR	89	2	18	109	10.8%
FHLB 5 Year	17	16	10	43	4.2%
Other	90	68	52	210	20.8%
Total	$ 504	$ 120	$ 388	$1,012	100.0%
Percent of Total	49.8%	11.9%	38.3%	100.0%	

VARIABLE RATE FLOORS

$ in Millions	Balance	% of Total Balance	Cumulative % of Total Balance
No Floors	$ 388	38.3%	38.3%
At Floor	120	11.9%	50.2%
0-50 bps above floor	35	3.5%	53.7%
>50bps to above floor	469	46.3%	100.0%
Total	$ 1,012	100.0%	

NET INTEREST INCOME


($ in Thousands)
Increase
Decrease
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$26,964
$1,103
$1,735
$(1,213)
$(4,405)
$(526)
$23,658
Q4 2022
Asset Volume/Mix
Asset Rate
Liability Volume/Mix
Liability Rate
Accrual Days
Q1 2023

NIM:	3.09%	0.13%	0.20%	(0.14)%	(0.52)%	(0.06)%	2.70%

QUARTER OVER QUARTER HIGHLIGHTS

- Interest expense paid on deposits increased due to heightened deposit competition as short-term rates have risen rapidly, as well as increased proactive deposit client engagement following recent bank failures.
- Fed funds purchased and short-term borrowings expense increased as short-term rates have increased.
- The average balance of fed funds purchased and short-term borrowings increased as average loan balances outpaced average deposit balances.

22

ALERUS

23 $(42,324) $(98,641) $(96,307) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $- Q1 2022 Q4 2022 Q1 2023 $1,206,484 $1,039,225 $1,019,473 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 Q1 2022 Q4 2022 Q1 2023 INVESTMENT PORTFOLIO INVESTMENT PORTFOLIO MIX AOCI Yield on Securities: 1.9% 2.3% 2.4% % of Earning Assets: 39.0% 30.1% 29.0% ($ in Thousands) ($ in Thousands) Held-to-Maturity: 30.8% Available-for-Sale: 69.2% Agency Non-MBS 0.3% Corporate Debt 5.7% Agency MBS 35.6% Corporate ABS & CMO 45.4% Municipals 13.0%

24 $34,200 $36,733 $32,123 $33,404 375,000 390,000 405,000 420,000 435,000 450,000 465,000 480,000 495,000 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2020 2021 2022 Q1 2023 AUA/AUM Participants $14,742 $13,496 $12,739 $2,904 $3,103 $2,743 $17,646 $16,599 $15,482 Q1 2022 Q4 2022 Q1 2023 Recurring annual revenue Transaction based revenue RETIREMENT AND BENEFITS OVERVIEW – 8,100 PLANS - NATIONAL FOOTPRINT ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ▪ RETIREMENT - Provide recordkeeping and administration services to qualified retirement plans ▪ TRUST CUSTODY & ADVISORY SERVICES - Provide investment fiduciary services to retirement plans ▪ HEALTH AND WELFARE - Provide HSA, FSA, COBRA recordkeeping and administration services to employers ▪ REVENUE MIX – 35.7% market sensitive ▪ ONE ALERUS SYNERGIES • IRA rollovers $34.2 million YTD 3/31/2023 • Deposits $527.1 million - HSA deposits, 401(k) Money Market Funds, Emergency Savings, Terminated Participants • Commercial Banking client expansion ($ in Millions) STABLE SYNERGISTIC DEPOSITS ($ in Thousands) Revenue: $60,956 $71,709 $67,135 $15,482 ($ in Thousands) $303,042 $493,961 $525,777 $529,584 $527,128 $200,000 $300,000 $400,000 $500,000 2019 2020 2021 2022 Q1 2023

25 $4,714 $4,509 $4,455 $501 $432 $409 $111 $203 $330 $5,326 $5,144 $5,194 Q1 2022 Q4 2022 Q1 2023 Asset Management Brokerage Insurance & Advisory $108,504 $101,621 $143,183 $161,973 $230,838 $0 $50,000 $100,000 $150,000 $200,000 $250,000 2019 2020 2021 2022 Q1 2023 $3,339 $4,040 $3,583 $3,676 $0 $1,000 $2,000 $3,000 $4,000 2020 2021 2022 Q1 2023 ▪ ADVISORY AND PLANNING SERVICES • Advisory Services, Insurance Planning, Financial Planning, Education Planning ▪ INVESTMENT MANAGEMENT • Personalized SMA strategies, Tax Management and Global Perspective ▪ TRUST AND FIDUCIARY SERVICES • IRA, Agency and Personal Trust ▪ ONE ALERUS SYNERGIES • IRA rollovers • 401(k) managed accounts • Synergistic deposits totaled $230.8 million at Q1 2023 WEALTH MANAGEMENT SERVICES OVERVIEW OF SERVICES ASSETS UNDER ADMINISTRATION/MANAGEMENT REVENUE MIX ($ in Millions) SYNERGISTIC DEPOSITS ($ in Thousands) Revenue: $17,451 $21,052 $20,870 $5,194 ($ in Thousands)

26 MORTGAGE BANKING OVERVIEW OF SERVICES YEARLY MORTGAGE ORIGINATIONS ($ in Millions) QUARTERLY RESULTS ▪ 1st and 2nd mortgage product offerings through centralized mortgage operations in Minneapolis, Minnesota, with 89.1% sourced from the Twin Cities MSA ▪ Our Twin Cities originators averaged $46 million in annual volume over the last five years ▪ Since 2019 originations have average 59% purchase and 41% refinance ▪ Historically strong secondary market pull through - Q1 2023 95.0% ▪ Enhanced technology with 90% of applications through digital channel QUARTERLY ORIGINATIONS Purchase: 45.2% 51.2% 88.3% 94.9% Refinance: 54.8% 48.8% 11.7% 5.1% Purchase: 70.3% 92.2% 94.9% Refinance: 29.7% 7.8% 5.1% $1,632.5 $1,592.1 $604.8 $56.3 $146.5 $244.0 $207.5 $21.4 $1,779.0 $1,836.1 $812.3 $77.7 $- $500.0 $1,000.0 $1,500.0 $2,000.0 2020 2021 2022 Q1 2023 Portfolio Sale $151.8 $87.4 $56.3 $35.0 $38.9 $21.4 $186.8 $126.3 $77.7 $- $50.0 $100.0 $150.0 $200.0 $250.0 Q1 2022 Q4 2022 Q1 2023 Q1 Q2 Q3 Q4 Q1 Portfolio Sale ($ in Thousands) 2022 2022 2022 2022 2023 Orignation and Sale $ 4,935 $ 5,821 $ 5,028 $ 3,145 $ 1,463 Fair Value Changes (4) 217 (1,246) (974) 254 Total $ 4,931 $ 6,038 $ 3,782 $ 2,171 $ 1,717 Gain on Sale Margin 2.8% 3.4% 2.6% 3.0% 3.0% ($ in Millions)

27 $25,213 $24,076 $25,011 $2,051 $1,892 $1,899 $4,924 $4,405 $5,324 $1,541 $1,454 $1,152 $4,342 $6,121 $4,483 $38,071 $37,948 $37,869 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 Q1 2022 Q4 2022 Q1 2023 Other(1) Professional Fees and Assessments Business Services, Software and Technology Occupancy and Equipment Compensation and benefits NONINTEREST EXPENSE 1 – Other noninterest expense consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense. QUARTERLY HIGHLIGHTS YEAR OVER YEAR HIGHLIGHTS ▪ Decline in other noninterest expense was primarily driven by a reduction in the provision for unfunded commitments as the Company adopted the CECL accounting standard on January 1, 2023. ▪ Professional fees and assessments declined due to a decrease in legal fees and mergers and acquisitions expenses associated with the acquisition of Metro Phoenix Bank, which closed in Q3 of 2022. ▪ Compensation and benefits increased due to seasonality and included one-time expenses of $484 thousand in severance costs and $415 thousand related to talent acquisition. ▪ Professional fees and assessments decreased $390 thousand, or 25.3%, primarily due to a decrease in recruitment expenses and lower M&A expenses. ▪ Business services and technology expense increased due to increased technology expenses associated with the acquisition and integration of Metro Phoenix Bank. ▪ Compensation and benefits increased primarily due to seasonality of taxes and signing bonuses. Noninterest (0.2)% Linked quarter Expense (0.5)% Year-over-year ($ in Thousands)

28 KEY TAKEAWAYS ALERUS MAINTAINS BOTH A STRONG LIQUIDITY AND CAPITAL POSITION ▪ During the quarter, deposits grew 4.0% from our core commercial and consumer client base. ▪ Uninsured and not collateralized deposits are only 25.1% of total deposits. ▪ Available sources of liquidity exceed $2.2 billion. On balance sheet liquidity of approximately $0.8 billion can cover all uninsured and not collateralized deposits. ▪ Capital remains strong with a Tangible Common Equity ratio of 7.6% and a regulatory Common Equity Tier 1 ratio of 13.6%. ▪ Diversified and differentiated business model highlighted by noninterest income being 51.6% of total revenues ▪ Credit quality remains solid as nonperforming assets are only 0.05% of total assets and net charge-offs are only 0.03% of total loans.

29 APPENDIX

30 BY OUTSTANDING BALANCES WELL DIVERSIFIED LOAN PORTFOLIO Data as of 3/31/2023. 1-4 Residential 1st 28% 1-4 Residential Construction 1% 1-4 Residential Jr Lien 1% HELOC 5% RE Loans to be Sold 1% C&I 21% Ag Production 1% Other CRE 18% Owner Occupied CRE 10% Ag Land 2% Multifamily 7% Other Consumer 1% RE Construction 4%

31 SUMMARY BY INDUSTRY TYPE TOTAL COMMITMENT COMMERCIAL & INDUSTRIAL1 1 – Commercial and industrial loans includes C & I, loans to public entities, and other loans. It excludes ag production loans. “Other” includes to the following industries (1) Nonclassifiable establishments, (2) Management of Companies and Enterprises, (3) Administrative and Support and Waste Management and Remediation Services, (4) Accommodation and Food Services, (5) Educational Services, (6) Other Services (except Public Administration), (7) Information, (8) Arts, Entertainment, and Recreation, (9) Agriculture Forestry, Fishing, and Hunting, (10) Public Administration), (11) Mining Quarrying, and Oil and Gas Extraction, and (12) Utilities. “Other Retail Trade” includes the following sub-industries within Retail Trade: (1) Miscellaneous Store Retailers, (2) Furniture and Home Furnishings Stores, (3) Sporting Goods, Hobby, Musical Instrument, and Book Stores, (4) Clothing and Clothing Accessories Stores, and (5) General Merchandise Stores. Transportation and Warehousing 4% Health Care and Social Assistance 6% Professional, Scientific and Technical Services 9% Manufacturing 12% Real Estate and Rental and Leasing 8% Wholesale Trade 8% Construction 12% Finance and Insurance 11% Other 15% Motor Vehicle and Parts Dealers 8% Food and Beverage Stores 1% Electronics and Appliance Stores 2% Gasoline Stations 1% Building Material and Garden Equipment and Supplies Dealers 1% Nonstore Retailers 1% Other Retail Trade 1% Retail Trade 15%

32 Office 13% Retail 9% Warehouse 11% Mixed Commercial 2% Apartments 19% Hotel 10% Medical or Nursing Facilities 5% Commercial Construction 31% Office 15% Retail 14% Warehouse 14% Manufacturing 1% Commercial Development 1% Mixed Commercial 3% Apartments 15% Hotel 8% Medical or Nursing Facilities 5% Commercial Construction 21% Ag Land 3% LOANS SECURED BY REAL ESTATE TOTAL COMMITMENT COMMERCIAL REAL ESTATE1 1 – Total commitment commercial real estate loans include multifamily loans, ag land, other CRE, owner occupied CRE, real estate construction and ag production. 2 – Total commitment investor real estate loans include multifamily loans, other CRE and real estate construction loans. TOTAL COMMITMENT INVESTOR REAL ESTATE2

33 LOANS SECURED BY REAL ESTATE Portfolio Avg FICO Avg LTV 1 st Mortgage 774 53% Junior 764 76% HELOC 796 73% 1-4 1st Mortage 60% 1-4 Family Jr Liens 3% 1-4 Family Revolving 29% 1-4 Family Construction 6% Held for Sale 2% TOTAL COMMITMENT RESIDENTIAL REAL ESTATE

34 LINE OF CREDIT UTILIZATION C&I AND HOME EQUITY LINES OF CREDIT1 1 – Commercial and industrial loans includes revolving C & I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities. 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 C&I Funded Unfunded Funded% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Home Equity Lines of Credit Funded Unfunded Funded%

35 CECL ADOPTION – DRIVERS OF CHANGE FROM ALLL ALLOWANCE FOR CREDIT LOSSES ON LOANS 1 – ACL is the allowance for credit losses on loans and excludes the allowance for investment securities held-for-maturity, and the allowance for unfunded commitments. Portfolio changes primarily represent the impact of increases/decreases in loan balances, age and mix due to new originations, as well as credit quality and net charge-off activity. Economic/Qualitative factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factors. ($ in Thousands)

ALLOWANCE FOR CREDIT LOSSES ON LOANS

CHANGES IN THE ACL FOR LOANS BY PORTFOLIO SEGMENT

	Three months ended March 31, 2023					
($ in thousands)	Beginning Balance	Adoption of ASC 326[1]	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial						
Commercial and industrial	$ 9,158	$ (862)	$ (377)	$ (175)	$ 56	$ 7,800
Real estate construction	1,446	2,518	442	—	—	4,406
Commercial real estate	12,688	(424)	69	—	11	12,344
Total commercial	23,292	1,232	134	(175)	67	24,550
Consumer						
Residential real estate first mortgage	5,769	2,080	209	—	2	8,060
Residential real estate junior lien	1,289	(67)	126	(77)	6	1,277
Other revolving and installment	528	(104)	(117)	(5)	12	314
Total consumer	7,586	1,909	218	(82)	20	9,651
Unallocated	268	716	(83)	—	—	901
Total	$ 31,146	$ 3,857	$ 269	$ (257)	$ 87	$ 35,102

1 – The difference in the adoption of ASC 326 and the total pre-tax amount adjusted on the Consolidated Balance Sheet included a $2.0 million adjustment for the adoption of ASC 326 on unfunded commitments and $172 thousand adjustment for the adoption of ASC 326 on investment securities held-to-maturity. The difference in the credit loss expense reported herein as compared to the Consolidated Statements of Income is associated with the credit loss expense of $230 thousand related to unfunded commitments and $51 thousand related to investment securities held-to-maturity.

36

ALERUS

37 ALLOCATION BY LOAN PORTFOLIO SEGMENT ALLOWANCE FOR CREDIT LOSSES ON LOANS ($ in thousands) Commercial and industrial $ 7,800 22.3% $ 9,158 23.9% Real estate construction 4,406 4.4% 1,446 4.0% Commercial real estate 12,344 37.5% 12,688 36.0% Residential real estate first mortgage 8,060 28.1% 5,769 27.8% Residential real estate junior lien 1,277 6.1% 1,289 6.2% Other revolving and installment 314 1.6% 528 2.1% Unallocated 901 — 268 — Total loans $ 35,102 100.0% $ 31,146 100.0% total loans March 31, 2023 December 31, 2022 Allocated of loans to Allowance total loans Allocated Allowance of loans to Percentage Percentage

38 FINANCIAL HIGHLIGHTS ($ in thousands, except where otherwise noted) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total Assets $ 3,336,199 $ 3,295,065 $ 3,691,253 $ 3,779,637 $ 3,886,773 Total Loans 1,818,042 1,890,243 2,318,231 2,443,994 2,486,625 Total Deposits 2,892,266 2,619,550 2,961,811 2,915,484 3,031,978 Tangible Common Equity1 277,818 258,310 275,000 287,330 290,900 Net Income $ 10,184 $ 9,293 $ 9,619 $ 10,909 $ 8,186 ROAA (%) 1.26 1.14 1.02 1.17 0.88 ROATCE(%)1 14.72 15.25 13.89 16.63 12.58 Net Interest Margin (FTE) (%) 2.83 2.98 3.21 3.09 2.70 Efficiency Ratio (FTE) (%)1 72.25 74.72 74.76 69.62 74.53 Non-Int. Income/Op. Rev. (%) 57.62 56.20 48.82 48.62 51.63 Earnings per common share - diluted $ 0.57 $ 0.52 $ 0.47 $ 0.53 $ 0.40 Total Equity/Total Assets (%) 9.85 9.32 9.34 9.44 9.24 Tang. Cmn. Equity/Tang. Assets (%)1 8.46 7.96 7.59 7.74 7.62 Loans/Deposits (%) 62.86 72.16 78.27 83.83 82.01 NPLs/Loans (%) 0.23 0.23 0.23 0.16 0.09 NPAs/Assets (%) 0.15 0.16 0.17 0.10 0.05 Allowance/NPLs (%) 752.38 717.92 583.97 820.93 1,657.32 Allowance/Loans (%) 1.74 1.66 1.34 1.27 1.41 NCOs/Average Loans (%) (0.03) 0.07 0.07 (0.03) 0.03 Quarterly 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”.

39 FINANCIAL HIGHLIGHTS 1 – Represents a non-GAAP financial measure. See “Non-GAAP Disclosure Reconciliation”. ($ in thousands, 18-'22 except where otherwise noted) 2018 2019 2020 2021 2022 CAGR Total Assets $ 2,179,070 $ 2,356,878 $ 3,013,771 $ 3,392,691 $ 3,779,637 14.8% Total Loans 1,701,850 1,721,279 1,979,375 1,758,020 2,443,994 9.5% Total Deposits 1,775,096 1,971,316 2,571,993 2,920,551 2,915,484 13.2% Tangible Common Equity1 147,152 240,008 274,043 307,663 287,329 18.2% Net Income $ 25,866 $ 29,540 $ 44,675 $ 52,681 $ 40,005 11.5% ROAA (%) 1.21 1.34 1.61 1.66 1.14 ROATCE(%)1 21.02 17.46 17.74 18.89 15.09 Net Interest Margin (FTE) (%) 3.84 3.65 3.22 2.90 3.04 Efficiency Ratio (FTE) (%)1 73.80 73.22 68.40 70.02 72.86 Non-Int. Income/Op. Rev. (%) 57.73 60.50 64.05 62.86 52.72 Earnings per common share - diluted 1.84 1.91 2.52 2.97 2.10 Total Equity/Total Assets (%) 9.04 12.12 10.96 10.59 9.44 Tang. Cmn. Equity/Tang. Assets (%)1 6.91 10.38 9.27 9.21 7.74 Loans/Deposits (%) 95.87 87.32 76.96 60.19 83.83 NPLs/Loans (%) 0.41 0.45 0.26 0.12 0.16 NPAs/Assets (%) 0.33 0.33 0.17 0.09 0.10 Allowance/NPLs (%) 318.45 305.66 674.13 1,437.05 820.93 Allowance/Loans (%) 1.30 1.39 1.73 1.80 1.27 NCOs/Average Loans (%) 0.18 0.33 0.03 (0.04) 0.02 Annual

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly				
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 328,505	$ 307,158	$ 344,839	$ 356,872	$ 359,118
Less: Goodwill	31,490	31,337	46,060	47,087	47,087
Less: Other intangible assets	19,197	17,511	23,779	22,455	21,131
Tangible common equity (a)	277,818	258,310	275,000	287,330	290,900
Total assets	3,336,199	3,295,065	3,691,253	3,779,637	3,886,773
Less: Goodwill	31,490	31,337	46,060	47,087	47,087
Less: Other intangible assets	19,197	17,511	23,779	22,455	21,131
Tangible assets (b)	3,285,512	3,246,217	3,621,414	3,710,095	3,818,555
Tangible common equity to tangible assets (a)/(b)	8.46%	7.96%	7.59%	7.74%	7.62%
Tangible common equity per common share					
Total stockholders' equity	$ 328,505	$ 307,158	$ 344,839	$ 356,872	$ 359,118
Less: Goodwill	31,490	31,337	46,060	47,087	47,087
Less: Other intangible assets	19,197	17,511	23,779	22,455	21,131
Tangible common equity (c)	277,818	258,310	275,000	287,330	290,900
Common shares outstanding (d)	17,289	17,306	19,987	19,992	20,067
Tangible common equity per common share (c)/(d)	$ 16.07	$ 14.93	$ 13.76	$ 14.37	$ 14.50
Return on average tangible common equity					
Net income	$ 10,184	$ 9,293	$ 9,619	$ 10,909	$ 8,186
Add: Intangible amortization expense (net of tax)	832	832	1,046	1,046	1,046
Net income, excluding intangible amortization (e)	11,016	10,125	10,665	11,955	9,232
Average total equity	350,545	312,515	372,274	349,812	361,857
Less: Average goodwill	31,490	31,488	48,141	46,283	47,087
Less: Average other intangible assets (net of tax)	15,569	14,737	19,466	18,243	17,209
Average tangible common equity (f)	303,486	266,290	304,667	285,286	297,561
Return on average tangible common equity (e)/(f)	14.72%	15.25%	13.89%	16.63%	12.58%
Efficiency Ratio					
Noninterest expense	$ 38,071	$ 39,984	$ 42,767	$ 37,948	$ 37,869
Less: Intangible amortization expense	1,053	1,053	1,324	1,324	1,324
Adjusted noninterest expense (i)	37,018	38,931	41,443	36,624	36,545
Net interest income	21,673	22,776	28,316	26,964	23,658
Noninterest income	29,470	29,226	27,010	25,517	25,253
Tax-equivalent adjustment	94	100	112	124	124
Total tax-equivalent revenue(j)	51,237	52,102	55,438	52,605	49,035
Efficiency ratio (i)/(j)	72.25%	74.72%	74.76%	69.62%	74.53%

40

ALERUS

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2018	2019	2020	2021	2022
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (a)	147,152	240,008	274,043	307,663	287,329
Total assets	2,179,070	2,356,878	3,013,771	3,392,691	3,779,637
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible assets (b)	2,129,268	2,311,158	2,957,651	3,340,951	3,710,095
Tangible common equity to tangible assets (a)/(b)	6.91%	10.38%	9.27%	9.21%	7.74%
Tangible common equity per common share					
Total stockholders' equity	$ 196,954	$ 285,728	$ 330,163	$ 359,403	$ 356,871
Less: Goodwill	27,329	27,329	30,201	31,490	47,087
Less: Other intangible assets	22,473	18,391	25,919	20,250	22,455
Tangible common equity (c)	147,152	240,008	274,043	307,663	287,329
Common shares outstanding (d)	13,775	17,050	17,125	17,213	19,992
Tangible common equity per common share (c)/(d)	$ 10.68	$ 14.08	$ 16.00	$ 17.87	$ 14.37
Return on average tangible common equity					
Net income	$ 25,866	$ 29,540	$ 44,675	$ 52,681	$ 40,005
Add: Intangible amortization expense (net of tax)	3,664	3,224	3,129	3,460	3,756
Net income, excluding intangible amortization (e)	29,530	32,764	47,804	56,141	43,761
Average total equity	187,341	231,084	310,208	346,059	346,355
Less: Average goodwill	27,329	27,329	27,439	30,385	39,415
Less: Average other intangible assets (net of tax)	19,522	16,101	13,309	18,548	17,018
Average tangible common equity (f)	140,490	187,654	269,460	297,126	289,922
Return on average tangible common equity (e)/(f)	21.02%	17.46%	17.74%	18.89%	15.09%
Efficiency Ratio					
Noninterest expense	$ 136,325	$ 142,537	$ 163,799	$ 168,909	$ 158,770
Less: Intangible amortization expense	4,638	4,081	3,961	4,380	4,754
Adjusted noninterest expense (i)	131,687	138,456	159,838	164,529	154,016
Net interest income	75,224	74,551	83,846	87,099	99,729
Noninterest income	102,749	114,194	149,371	147,387	111,223
Tax-equivalent adjustment	462	347	455	492	429
Total tax-equivalent revenue(j)	178,435	189,092	233,672	234,978	211,381
Efficiency ratio (i)/(j)	73.80%	73.22%	68.40%	70.02%	72.86%

41

ALERUS